SECURITIES AND EXCHANGE COMMISSION

                          Washington, D.C.  20549

                                  FORM 8-K

                               CURRENT REPORT
                      PURSUANT TO SECTION 13 OR 15(d)
                   OF THE SECURITIES EXCHANGE ACT OF 1934




                                May 30, 2003
______________________________________________________________________________
                    (Date of earliest event reported)



                             CFS Bancorp, Inc.
______________________________________________________________________________
            (Exact name of registrant as specified in its charter)


          Delaware                 000-24611               35-2042093
______________________________________________________________________________
(State or other jurisdiction (Commission File Number)    (IRS Employer
of incorporation)                                         Identification No.)



    707 Ridge Road, Munster, Indiana                          46321
______________________________________________________________________________
(Address of principal executive offices)                   (Zip Code)


                               (219) 836-5500
______________________________________________________________________________
            (Registrant's telephone number, including area code)


                               Not Applicable
______________________________________________________________________________
(Former name, former address and former fiscal year, if changed since last report)




ITEM 7.  Financial Statements, Pro Forma Financial Information and Exhibits
         __________________________________________________________________


         (a)  Not applicable.
         (b)  Not applicable.
         (c)  Exhibits

              The following exhibit is filed herewith.

         Exhibit Number           Description
         ______________           ___________

              99.1           Press Release dated May 30, 2003



ITEM 9.  Regulation FD Disclosure
         ________________________


    On May 30, 2003, CFS Bancorp, Inc. (the "Company") reported that its wholly owned subsidiary, Citizens Financial Services, FSB, had entered into an agreement to acquire the branch office of Family Bank and Trust Company located at 310 Weber Road, Bolingbrook, Illinois and in connection therewith assume approximately $3.0 million in deposits located at such branch office. The acquisition of the branch office is subject to various conditions including receipt of regulatory approval.

    For additional information, reference is made to the Company's press release dated May 30, 2003 which is included as Exhibit 99.1 hereto and is incorporated herein by reference thereto.




















                                     -2-

                                 SIGNATURES


    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                             CFS BANCORP, INC.



Date: June 2, 2003         By:  /s/ John T. Stephens
                                  ----------------------------------------
                                  John T. Stephens
                                  Executive Vice President
                                    and Chief Financial Officer





















                                     -3-